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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 1, 1996

                             THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)


    British Columbia, Canada             0-18429               98-0121376
(State or other jurisdiction of     (Commission File         (IRS Employer
       incorporation)                    Number)           Identification No.)



4126 Norland Avenue, Burnaby, British Columbia                   V5G 3S8
  (Address of principal executive offices)                      (zip code)




Registrant's telephone number, including area code   604-299-9321



                                      N/A
         (Former name or former address, if changed since last report)




                                                      Exhibit Index is on page 3
                                                                     Page 1 of 4
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ITEM 5.          OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit No.      Description

         Exhibit 99       The Loewen Group Inc. Press Release dated October 1,
                          1996


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 1, 1996

                                       THE LOEWEN GROUP INC.



                                       By:    PETER S. HYNDMAN
                                          --------------------------------
                                       Name:  Peter S. Hyndman
                                       Title: Corporate Secretary

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                                 EXHIBIT INDEX





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Number           Exhibit                                    Page Number
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
99               The Loewen Group Inc.                          4
                 Press Release dated October 1, 1996
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